POWER OF ATTORNEY

     The undersigned officers, Directors and Trustees of Kinetics Mutual Funds, Inc. (the "Company") and Kinetics Portfolios Trust (the "Trust"), respectively, hereby appoint Leonid Polyakov as attorney-in-fact and agent, with the power, to execute, and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act") including the Company's and Trust's Registration Statements on Form N-1A or Form N-14, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Each of the undersigned grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     The undersigned officers, Directors and Trustees hereby execute this Power of Attorney as of this 16th day of May, 2002.


Name                            Title
/s/ Peter B. Doyle            President & Chairman of the Boards of each the
------------------------      Company and the Trust, Director and Trustee
Peter B. Doyle

/s/ Steven T. Russell         Independent Director / Independent Trustee
------------------------
Steven T. Russell

/s/ Douglas Cohen             Independent Director / Independent Trustee
------------------------
Douglas Cohen

/s/ William J. Graham         Independent Director / Independent Trustee
------------------------
William J. Graham

/s/ Joseph E. Breslin         Independent Director / Independent Trustee
------------------------
Joseph E. Breslin

/s/ John J. Sullivan          Independent Director / Independent Trustee
------------------------
John J. Sullivan

/s/ Murray Stahl              Director / Trustee and Secretary of each the
------------------------      Company and the Trust
Murray Stahl

/s/ Steve R. Samson           Director / Trustee
------------------------
Steve R. Samson

/s/ Leonid Polyakov           Director / Trustee and Treasurer of each the
------------------------      Company and the Trust
Leonid Polyakov